                                  EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our report (dated January 28, 1997 included in Digital Generation Systems, Inc. Form 10-K for the year ended December 31, 1996) and to all references to our firm included in this registration statement.


                                                        /s/ Arthur Andersen LLP
                                                        -----------------------
                                                            ARTHUR ANDERSEN LLP


San Jose, California
April 23, 1997